Exhibit 99.1

Rally Software Announces Third Quarter Fiscal Year 2015 Financial Results

BOULDER, Colo., December 4, 2014 /PRNewswire/ — Rally Software (NYSE: RALY), a leading global provider of enterprise-class software and services to drive agility, today announced financial results for its third quarter of fiscal year 2015 ended October 31, 2014.

Third quarter fiscal year 2015 results:

•                  Revenues of $22.0 million, an increase of 17% compared to the same period one year ago.

•                  GAAP net loss of $(7.4) million, or a loss of $(0.29) per basic and diluted share based on 25.2 million weighted average shares of common stock outstanding, as compared to a GAAP net loss of $(5.8) million, or a loss of $(0.24) per basic and diluted share based on 24.4 million weighted average shares of common stock outstanding in the same period one year ago.

•                  Non-GAAP net loss of $(5.6) million, or $(0.22) per basic and diluted share, as compared to a non-GAAP net loss of $(4.2) million, or $(0.17) per basic and diluted share in the same period one year ago (see the table titled “Reconciliation of GAAP to non-GAAP Financial Measures”).

•                  Total paid seats increased to over 240,000, a 21% increase over the total paid seats in the same period one year ago.

Cash flow used in operations in the third quarter was $6.3 million. Cash and cash equivalents and short-term investments at October 31, 2014, excluding restricted cash, were $70.5 million.

“Our record third quarter revenue results highlight the progress we’ve made in improving our performance across the business.  While seats sold in the period were impacted by two large deals slipping into Q4, the fact both of these seven-figure, multi-year and multi-thousand seat deals with new customers have closed already in our current period, along with the steady growth of our existing Q4 pipeline, gives us the confidence our business is on solid footing.” said Rally’s Chairman and CEO, Tim Miller.

“During the quarter, our efforts to further our spend discipline while at the same time growing our business resulted in our ability to meaningfully exceed EPS expectations.”

New customers welcomed by Rally during the third quarter include: Advance America, Ag Leader Technology, Anxebusiness, Blue Cross Blue Shield of Kansas, Booker Software, Concur, Continuum Managed Services, Peak Performance, Petsmart, Premier Designs, Pull-A-Part, Smartlogic, Taskstream, University of Texas at Austin, and Verint.

Business Outlook

As of December 4, 2014, management is providing its financial outlook as follows:

Fourth Quarter of Fiscal 2015

•                        Total revenue in the range of $24.0 to $24.6 million, or 22% to 25% growth over the prior year’s fourth quarter.

•                        GAAP net loss per basic and diluted share of approximately $(0.29) to $(0.32), based on 25.4 million weighted average shares of common stock outstanding.

•                        Non-GAAP net loss per basic and diluted share of approximately $(0.23) to $(0.26), based on 25.4 million weighted average shares of common stock outstanding, which excludes $1.6 million in stock-based compensation and amortization of acquired intangible assets.

Fiscal Year 2015

•                        Total revenue in the range of $87.0 to $87.6 million, or 17% to 18% growth over the prior year.

•                        GAAP net loss per basic and diluted share of approximately $(1.28) to $(1.31), based on 25.1 million weighted average shares of common stock outstanding.

•                        Non-GAAP net loss per basic and diluted share of approximately $(1.02) to $(1.05), based on 25.1 million weighted average shares of common stock outstanding, which excludes $6.5 million in stock-based compensation and amortization of acquired intangible assets.

CFO Commentary

Commentary on the quarter by Jim Lejeal, Rally Software Chief Financial Officer, is available at investors.rallydev.com.

Conference Call Today, December 4, 2014

Rally Software will host a conference call and live webcast to discuss the financial results at 3:00 p.m. Mountain Time, 5:00 p.m. Eastern Time, on Thursday, December 4, 2014. The conference call can be accessed by dialing 1-888-346-9287, or 1-412-902-4274 (outside the U.S.). A live webcast will be available on the Investor Relations page of the Rally corporate website at www.rallydev.com and via replay beginning approximately one hour after the completion of the call. The replay will be available for 90 days. An audio replay of the call will also be available to all interested parties beginning at approximately 4:00 p.m. Mountain Time, 6:00 p.m. Eastern Time, on Thursday, December 4, 2014 until 7:00 a.m. Mountain Time, 9:00 a.m. Eastern Time, on Thursday, December 11, 2014, by dialing 1-877-344-7529 or 1-412-317-0088 (outside the U.S.) and entering pass code 10055923.

About Rally Software

Rally Software is a leading global provider of enterprise-class software and services solutions that drive agility. Companies use Rally Software’s solutions to accelerate the pace of innovation, improve performance, and respond effectively to evolving competitive markets and customer needs.

Rally Software’s SaaS platform transforms the way organizations manage the software development lifecycle by aligning software development and strategic business objectives, facilitating collaboration, and increasing transparency. Rally Software’s consulting and training services apply Agile and Lean approaches to help organizations innovate, lead, adapt, and deliver. Learn more at http://www.rallydev.com.

©2014 Rally Software Development Corp.  All rights reserved.  Rally, Rally Software and the Rally logo are trademarks or registered trademarks of Rally Software Development Corp. in the United States and/or other countries. All other trade names, trademarks and service marks are properties of their respective owners.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), we have provided certain measures that have not been prepared in accordance with GAAP. These non-GAAP financial measures include non-GAAP results for calculated billings, subscription and support billings, cost of revenue, gross profit, operating expenses, net loss and basic and diluted net loss per share, which are in addition to, and, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Our non-GAAP financial measures exclude stock-based compensation expense and amortization of acquired intangible assets. We believe the presentation of operating results excluding stock-based compensation expense and the amortization of acquired intangible assets provides useful supplemental information to investors and facilitates the analysis of our core operating results and comparison of operating results across reporting periods and is therefore useful to investors in analyzing and assessing our past and future operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found in the accompanying financial statements included with this press release.

Forward-looking Statements

This press release contains forward-looking statements, including statements regarding our future financial performance, market growth, the demand for our solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon our historical performance and current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent our expectations as of the date of this press release. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations. Important factors that could cause actual results to differ materially from those anticipated in such forward-looking statements include, but are not limited to, the growth of demand for Agile software development, our ability to expand relationships with existing customers, our ability to attract and retain customers, the mix of perpetual license and subscription revenue, competitive factors, including but not limited to pricing pressures, industry consolidation, and entry of new competitors and new products, our ability to manage growth effectively, the ability of sales personnel to become fully productive quickly and efficiently, our ability to maintain, protect and enhance our brand and intellectual property, general economic and financial conditions, and other risks and uncertainties. Further information on risk factors that could cause actual results to differ materially from forecasted results is included in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended January 31, 2014 filed on April 11, 2014, our Quarterly Report on Form 10-Q for the quarter ended July 31, 2014 filed on September 5, 2014 and our Quarterly Report on Form 10-Q that will be filed for the quarter ended October 31, 2014.

Investor Relations contact:
Rally Software Development Corp.
ir@rallydev.com

Rally Software Development Corp.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands)

	October 31,	January 31,
	2014	2014
ASSETS

Current assets:
Cash and cash equivalents	$29,074	$88,891
Short-term investments	41,427	—
Restricted cash	15	16
Accounts receivable, net	13,567	21,771
Other receivables	255	78
Prepaid expenses and other current assets	4,009	3,310
Total current assets	88,347	114,066

Property and equipment, net	5,827	5,569
Goodwill	2,343	2,529
Intangible assets, net	1,514	1,909
Restricted cash	4,200	4,200
Other assets	799	810

Total assets	$103,030	$129,083

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$2,195	$2,170
Accrued liabilities	3,112	4,812
Deferred revenue	33,599	38,352
Other current liabilities	2,288	2,054
Total current liabilities	41,194	47,388

Deferred revenue, net of current portion	1,126	2,433
Other long-term liabilities	901	888

Total liabilities	43,221	50,709

Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	180,407	174,027
Accumulated deficit	(120,439)	(95,660)
Accumulated other comprehensive income (loss)	(162)	4
Total stockholders’ equity	59,809	78,374

Total liabilities and stockholders equity	$103,030	$129,083

Rally Software Development Corp.

Condensed Consolidated Statements of Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2014	2013	2014	2013
Revenue:
Subscription and support	$17,653	$14,888	$51,197	$42,481
Perpetual license	1,040	1,055	3,041	4,419
Total product revenue	18,693	15,943	54,238	46,900

Professional services	3,316	2,936	8,714	7,824

Total revenue	22,009	18,879	62,952	54,724

Cost of revenue (1) (2):
Product	3,025	1,997	8,261	5,482
Professional services	2,956	2,577	8,680	6,786
Total cost of revenue	5,981	4,574	16,941	12,268

Gross profit	16,028	14,305	46,011	42,456

Operating expenses (1):
Sales and marketing	11,992	10,832	36,242	28,752
Research and development	6,838	5,167	19,319	15,297
General and administrative	4,389	4,008	14,552	11,644
Total operating expenses	23,219	20,007	70,113	55,693

Loss from operations	(7,191)	(5,702)	(24,102)	(13,237)

Other income (expense):
Interest and other income	37	42	115	91
Interest expense	—	—	—	(464)
Loss on foreign currency transactions and other gain (loss)	(111)	(87)	(262)	(111)

Loss before provision for income taxes	(7,265)	(5,747)	(24,249)	(13,721)
Provision for income taxes	126	39	530	133
Net loss	$(7,391)	$(5,786)	$(24,779)	$(13,854)

Net loss per share attributable to common stockholders, basic and diluted	$(0.29)	$(0.24)	$(0.99)	$(0.76)

Weighted average common shares outstanding, basic and diluted	25,207	24,398	25,019	18,239

(1) Includes stock-based compensation expense as follows:

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2014	2013	2014	2013
Cost of product revenue	$102	$69	$271	$174
Cost of professional services revenue	136	56	323	121
Sales and marketing	508	496	1,313	903
Research and development	309	362	958	988
General and administrative	588	433	1,677	864
	$1,643	$1,416	$4,542	$3,050

(2) Includes amortization expense of acquired intangible assets as follows:

Cost of product revenue	$132	$131	$395	$410

Rally Software Development Corp.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2014	2013	2014	2013
Cash flow from operating activities:
Net loss	$(7,391)	$(5,786)	$(24,779)	$(13,854)

Adjustments to reconcile net loss to net cash (used) in operating activities:
Depreciation and amortization	777	685	2,280	1,987
Noncash stock-based compensation expense	1,644	1,416	4,542	3,050
Noncash interest expense	—	—	—	462
Other	94	—	172	1
Changes in operating assets and liabilities:
Accounts receivable	194	(653)	8,204	4,597
Other receivables	(76)	(106)	(177)	121
Prepaid and other current assets	192	401	(699)	(750)
Other assets	72	(48)	(40)	(273)
Accounts payable and accrued expenses	(716)	1,240	(1,673)	1,130
Deferred revenue	(1,581)	(2,478)	(6,061)	(4,503)
Other current liabilities	478	862	234	1,688
Other long-term liabilities	12	(13)	12	(35)
Restricted cash	—	(4,200)	—	(4,200)

Net cash (used) in operating activities	(6,301)	(8,680)	(17,985)	(10,579)

Cash flow from investing activities:
Purchase of property and equipment	(289)	(586)	(2,268)	(3,264)
Purchase of investments	(41,417)	—	(41,417)	—
Proceeds from sale of property and equipment	1	—	15	—
Purchase of Flowdock Oy, net of cash received	—	—	—	(2,857)

Net cash (used) in investing activities	(41,705)	(586)	(43,670)	(6,121)

Cash flow from financing activities:
Proceeds from exercise of common stock options	76	54	484	463
Proceeds from employee stock purchase plan	—	—	1,463	—
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	—	89,838
Proceeds from follow-on public offering, net of underwriting discounts and commissions	—	—	—	5,884
Payment of payroll taxes related to stock-based compensation	(1)	—	(109)	—
Payments of offering costs	—	(606)	—	(2,259)

Net cash provided by (used) in financing activities	75	(552)	1,838	93,926

Net increase (decrease) in cash and cash equivalents during period	(47,931)	(9,818)	(59,817)	77,226

Cash and cash equivalents at beginning of period	77,005	104,653	88,891	17,609
Cash and cash equivalents at end of period	$29,074	$94,835	$29,074	$94,835

Rally Software Development Corp.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2014	2013	2014	2013

GAAP product cost of revenue	$3,025	$1,997	$8,261	$5,482
Amortization expense of acquired intangible assets	(132)	(131)	(395)	(410)
Stock-based compensation expense	(102)	(69)	(271)	(174)
Non-GAAP product cost of revenue	$2,791	$1,797	$7,595	$4,898

GAAP professional services cost of revenue	$2,956	$2,577	$8,680	$6,786
Stock-based compensation expense	(136)	(56)	(323)	(121)
Non-GAAP professional services cost of revenue	$2,820	$2,521	$8,357	$6,665

GAAP gross profit	$16,028	$14,305	$46,011	$42,456
Amortization expense of acquired intangible assets	132	131	395	410
Stock-based compensation expense	238	125	594	295
Non-GAAP gross profit	$16,398	$14,561	$47,000	$43,161

Gross margin:
GAAP	73%	76%	73%	78%
Non-GAAP	75%	77%	75%	79%

Product gross margin:
GAAP	84%	87%	85%	88%
Non-GAAP	85%	89%	86%	90%

Professional services gross margin:
GAAP	11%	12%	0%	13%
Non-GAAP	15%	14%	4%	15%

GAAP sales and marketing expense	$11,992	$10,832	$36,242	$28,752
Stock-based compensation expense	(508)	(496)	(1,313)	(903)
Non-GAAP sales and marketing expense	$11,484	$10,336	$34,929	$27,849

GAAP research and development expense	6,838	$5,167	$19,319	$15,297
Stock-based compensation expense	(309)	(362)	(958)	(988)
Non-GAAP research and development expense	$6,529	$4,805	$18,361	$14,309

GAAP general and administrative expense	$4,389	$4,008	$14,552	$11,644
Stock-based compensation expense	(588)	(433)	(1,677)	(864)
Non-GAAP general and administrative expense	$3,801	$3,575	$12,875	$10,780

GAAP net loss	$(7,391)	$(5,786)	$(24,779)	$(13,854)
Amortization expense of acquired intangible assets	132	131	395	410
Stock-based compensation expense	1,643	1,416	4,542	3,050
Non-GAAP net loss	$(5,616)	$(4,239)	$(19,842)	$(10,394)

Basic and diluted net loss per share:
GAAP basic and diluted net loss per share	$(0.29)	$(0.24)	$(0.99)	$(0.76)
Amortization expense of acquired intangible assets	0.01	0.01	0.02	0.02
Stock-based compensation expense	0.06	0.06	0.18	0.17
Non-GAAP basic and diluted net loss per share	$(0.22)	$(0.17)	$(0.79)	$(0.57)

Shares used to calculate basic and diluted net loss per share	25,207	24,398	25,019	18,239

Rally Software Development Corp.

Reconciliation of Total Revenue to Calculated Billings, Subscription and Support

Revenue to Subscription and Support Billings and Days Sales Outstanding

(unaudited, in thousands except days sales outstanding)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2014	2013	2014	2013

Total revenue	$22,009	$18,879	$62,952	$54,724

Deferred revenue-
End of period	34,725	33,688	34,725	33,688
Beginning of period	(36,306)	(36,166)	(40,785)	(38,190)

Net change	(1,581)	(2,478)	(6,060)	(4,502)

Calculated billings	$20,428	$16,401	$56,892	$50,222

Total subscription and support revenue	$17,653	$14,888	$51,197	$42,481

Deferred revenue-
End of period	34,725	33,688	34,725	33,688
Beginning of period	(36,306)	(36,166)	(40,785)	(38,190)

Net change	(1,581)	(2,478)	(6,060)	(4,502)

Subscription and support billings	$16,072	$12,410	$45,137	$37,979

Accounts receivable	$13,567	$11,721

Days Sales Outstanding (1)	61	66

(1) - Days Sales Outstanding is computed by dividing accounts receivable by calculated billings times the number of days in the quarter.

Rally Software Development Corp.

Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of December 4, 2014. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included in the company’s public reports filed with the SEC, including the company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2014 filed on April 11, 2014, the company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2014 filed on September 5, 2014 and the company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2014 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended January 31, 2015	Fiscal Year Ended January 31, 2015

Non-GAAP basic and diluted net loss per share	$(0.23) - $(0.26)	$(1.02) - $(1.05)
Stock-based compensation expense	(0.06)	(0.24)
Amortization of acquired intangible assets	—	(0.02)

GAAP basic and diluted net loss per share	$(0.29) - $(0.32)	$(1.28) - $(1.31)